UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 7, 2008

Date of report (Date of earliest event reported)

CBRE REALTY FINANCE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33050	30-0314655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Asylum Street, 31st Floor Hartford, Connecticut	06103
(Address of Principal Executive Offices)	(Zip Code)

(860) 275-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 7, 2008, CBRE Realty Finance, Inc. (the “Company”) issued a press release announcing that in light of the movement in the Company’s common stock over the last two trading days, the Company’s liquidity position remains solid as a result of the steps it has taken over the course of the last quarter to continue to strengthen its financial condition. A copy of the press release is attached hereto as Exhibit 99.1.

The information being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

As discussed in Item 2.02. above, the Company issued a press release on March 7, 2008 announcing that in light of the movement in the Company’s common stock over the last two trading days, the Company’s liquidity position remains solid as a result of the steps it has taken over the course of the last quarter to continue to strengthen its financial condition. A copy of the press release is attached hereto as Exhibit 99.1.

IMPORTANT INFORMATION AND WHERE TO FIND IT

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement (the “2008 Proxy Statement”) relating to its 2008 annual meeting of stockholders, which has not yet been scheduled. The Company, its directors and certain of its officers may be deemed, under the SEC’s rules, to be participants in a solicitation of proxies from its stockholders in connection with the 2008 annual meeting of stockholders. Information regarding those directors and officers and their respective interests is set forth in the Schedule 14A filed by the Company with the SEC on February 4, 2008. Investors should read the 2008 Proxy Statement when it becomes available because it will contain important information. Investors can obtain the Schedule 14A and, after it is filed, will be able to obtain the 2008 Proxy Statement for free at the SEC’s website at www.sec.gov and the Company’s website at www.cbrerealtyfinance.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2008

CBRE REALTY FINANCE, INC.

By:	/s/ Michael Angerthal
Name:	Michael Angerthal
Title:	Chief Financial Officer